UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): July 26, 2005

Whiting Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1700 Broadway, Suite 2300, Denver, Colorado 80290-2300
(Address of principal executive offices, including zip code)

(303) 837-1661
(Registrant's telephone number, including area code)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

        On July 26, 2005, Whiting Oil and Gas Corporation (“Whiting Oil and Gas”), a wholly-owned subsidiary of Whiting Petroleum Corporation (the “Company”), entered into two Purchase and Sale Agreements (collectively, the “Agreements”) with Celero Energy, LP (the “Seller”), pursuant to which Whiting Oil and Gas has agreed to purchase the operated interest contained largely in two producing oil and gas fields: the Postle field in the Oklahoma Panhandle and the North Ward Estes field in the Permian Basin of West Texas. The separate closings for the Postle and the North Ward Estes field are expected to occur on August 4, 2005 and October 4, 2005, subject to standard conditions to closing. The Agreements provide that Whiting Oil and Gas will pay the Seller $343 million in cash at the August closing and $442 million in cash at the October closing. The Company is also a party to the Agreement relating to the North Ward Estes field and will issue 441,500 shares of the Company’s common stock previously registered with the Securities and Exchange Commission pursuant to an effective acquisition shelf registration statement to the Seller at the October closing. The effective date of both acquisitions is July 1, 2005.

        Copies of the Agreements are filed as Exhibit 2.1 and Exhibit 2.2 to this report and are incorporated by reference herein. The foregoing description of the Agreements and the transactions contemplated therein is qualified in its entirety by reference to such exhibits. A copy of the Company’s press release announcing the execution of the Agreements is filed as Exhibit 99 to this report and is incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(c)	Exhibits:

(2.1)	Purchase and Sale Agreement (Postle Field, Texas County, Oklahoma), dated effective as of July 1, 2005, by and between Whiting Oil and Gas Corporation and Celero Energy, LP.

(2.2)	Purchase and Sale Agreement (North Ward Estes Field/Wickett Area, Texas and New Mexico), dated effective as of July 1, 2005, by and among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation and Celero Energy, LP.

(99)	Press Release of Whiting Petroleum Corporation, dated July 26, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION
Date: July 26, 2005	By: /s/ James J. Volker
James J. Volker
Chairman, President and
Chief Executive Officer

WHITING PETROLEUM CORPORATION
FORM 8-K
EXHIBIT INDEX

Exhibit
Number	Description

(2.1)	Purchase and Sale Agreement (Postle Field, Texas County, Oklahoma), dated effective as of July 1, 2005, by and between Whiting Oil and Gas Corporation and Celero Energy, LP.*

(2.2)	Purchase and Sale Agreement (North Ward Estes Field/Wickett Area, Texas and New Mexico), dated effective as of July 1, 2005, by and among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation and Celero Energy, LP.*

(99)	Press Release of Whiting Petroleum Corporation, dated July 26, 2005.

*	All schedules and exhibits to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2) (17 C.F.R §229.601(b)(2)). The Company agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.